As filed with the SEC on November 12, 2021
Registration No. 333-[ ]

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/ / Pre-Effective Amendment No. ___        / / Post-Effective Amendment No. ___

TRUST FOR PROFESSIONAL MANAGERS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Registrant’s Principal Executive Offices)

(Registrant’s Telephone Number, Including Area Code) (414) 765-4255

Jay S. Fitton
U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street. Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of beneficial interest, with no par value, of Convergence Long/Short Equity ETF.

The Registrant will hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Convergence Long/Short Equity Fund
a series of Trust for Professional Managers

[ ], 2021

Dear Valued Shareholder:

As an investor in the Convergence Long/Short Equity Fund (the “Target Fund”), a series of Trust for Professional Managers (“TPM”), we are pleased to inform you of our plan to convert the Target Fund into an exchange-traded fund (“ETF”), which will continue to be managed by Convergence Investment Partners, LLC (“Convergence”), the Target Fund’s investment adviser.

Pursuant to an Agreement and Plan of Reorganization, the Target Fund will be converted into an ETF through the reorganization of the Target Fund into the Convergence Long/Short Equity ETF (the “Acquiring Fund”), a newly-created series of TPM that has the same investment objective and investment strategies as the converting Target Fund. The reorganization is expected to take place on or about [ ], 2022 and is intended to be structured as a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. In connection with the reorganization, your shares of the Target Fund will be exchanged for shares of equal value of the Acquiring Fund. Interests of shareholders will not be diluted as a result of the reorganization.

We believe the reorganization will result in multiple benefits for investors. The Board of Trustees (the “Board”) of TPM, which oversees both the Target Fund and the Acquiring Fund, has approved the reorganization based on its determination that it is in the best interest of the Target Fund and its shareholders. Expected benefits include:

1)Improved Efficiency: Converting to an ETF structure can provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency for shareholders.
2)Lower Overall Expenses: The management fee of 0.95% of the average daily net assets of the Acquiring Fund is lower than the current management fee of 1.00% of the average daily net assets of the Target Fund. The Acquiring Fund is also expected to experience lower overall expenses as compared to the Target Fund because the Acquiring Fund will have a unitary fee structure under which both operating expenses and management fees will be paid. Currently, the Target Fund pays separate fees to other service providers to cover operational expenses in addition to paying a management fee to Convergence, the investment adviser to both the Target Fund and Acquiring Fund. More details on the fee structure are provided in the enclosed Information Statement/Prospectus.
3)Tax-Free Reorganization: The Reorganization is intended to be structured such that shareholders will not recognize a taxable gain (or loss) on the conversion of mutual fund to ETF shares for U.S. federal income tax purposes. An exception, albeit small, regarding fractional mutual fund shares is explained in later sections of this document.

Shareholders of the converting Target Fund should know the options available to them with respect to the reorganization but should also consider possible tax consequences of options outside of the tax-free reorganization. Those include:
•Maintaining your current positions in the converting Target Fund and receiving ETF shares on the conversion date.
•Redeeming your shares of the converting Target Fund.

The Information Statement/Prospectus provides greater detail on the mechanics of the conversion and what to expect with your investment during and following the conversion. No shareholder vote is required or being requested to complete the conversion. Shareholders will need brokerage accounts with the ability to transact in ETF shares in connection with the reorganization. The Target Fund is currently offered only through financial intermediaries that permit shareholders to hold ETF shares so no additional action will need to be taken prior to the conversion for Target Fund shareholders to receive ETF shares.

We encourage you to carefully review the additional information provided in this document. If you have questions not answered, please contact your financial advisor. You may also contact Convergence Investment Partners, LLC at info@investcip.com.

In closing, we are excited to offer the benefits of this conversion to our funds’ shareholders. We view this event as a reflection of our continued efforts to apply innovative thinking in pursuit of better investment outcomes for our investors. Thank you for your continued trust.

Sincerely,

John P. Buckel                    David J. Abitz

Trust for Professional Managers            Convergence Investment Partners, LLC
President                    President & Chief Investment Officer

QUESTIONS AND ANSWERS

We recommend that you read the complete Information Statement/Prospectus.

This section contains a brief Q&A which will help explain the Reorganization including the reasons for the Reorganization. Following this section is a more detailed discussion.

Q.    What is happening to the Convergence Long/Short Equity Fund (the “Target Fund”)? Why am I receiving an Information Statement/Prospectus?

A.    The Target Fund, which is currently operated as a mutual fund, will be converted into an exchange-traded fund (“ETF”) through the reorganization of the Target Fund into the Convergence Long/Short Equity ETF, a newly-created series of Trust for Professional Managers (the “Acquiring Fund”) that has the same investment objective and investment strategies as the Target Fund (the “Reorganization”). As an ETF, the Acquiring Fund’s shares will be traded on the Cboe BZX Exchange, Inc. following the Reorganization. The Reorganization will be accomplished in accordance with the Agreement and Plan of Reorganization (the “Plan”).

Under the Plan, all of the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund, in exchange for shares of the Acquiring Fund of equivalent aggregate net asset value (“NAV”). Your shares of the Target Fund will be exchanged for shares of the Acquiring Fund with an equivalent aggregate NAV of the Target Fund shares you held at the time of the Reorganization. Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account.

The IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT – QUESTIONS AND ANSWERS, below, provides important information about actions to take with respect to your account in order to ensure the seamless transition from holding shares of the Target Fund to holding ETF shares of the Acquiring Fund.

Q.    Has the Board of Trustees approved the Reorganization?

A.    Yes, the Board of Trustees (the “Board”) of Trust for Professional Managers (“TPM”), a Delaware statutory trust organized under the laws of the state of Delaware, which oversees the Target Fund and the Acquiring Fund, approved the Reorganization. The Board, including all of the Trustees who are not “interested persons” of the Target Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), determined that for the Target Fund, the Reorganization is in the best interests of the Target Fund and its shareholders and that the Target Fund’s shareholders’ interests will not be diluted as a result of the Reorganization. Similarly, the Board believes that the Reorganization is in the best interests of the Acquiring Fund.

Q.    Why is the Reorganization occurring?

A.    Convergence Investment Partners, LLC (“Convergence”), the investment adviser to the Target Fund and the Acquiring Fund, proposed that the Target Fund be reorganized into the Acquiring Fund because the ETF structure of the Acquiring Fund may provide benefits, including with respect to the management of capital gains distributions. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. In addition, unlike the Target Fund, the Acquiring Fund will operate with full portfolio holding transparency. The Acquiring Fund’s portfolio holdings will be made public each day and can be found on the Acquiring Fund’s website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine the Acquiring Fund’s portfolio holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders know exactly what companies the Acquiring Fund is investing in at all times. By contrast, in a mutual fund, the fund’s portfolio holdings are
i

only required to be disclosed quarterly. The Acquiring Fund will pursue the same investment objective and investment strategies as the Target Fund but in the ETF structure.

Q.    How will the Reorganization affect me as a shareholder?

A.    If the Reorganization is consummated, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. Upon completion of the Reorganization, you will own shares of the Acquiring Fund offered as an ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned when the Reorganization happened. Shares of the Acquiring Fund will be transferred to your brokerage account. Shares of the Acquiring Fund are not issued in fractional shares. As a result, some shareholders who hold fractional shares of the Target Fund may have such fractional shares redeemed at NAV immediately prior to the Reorganization resulting in a small cash payment, which will be taxable for U.S. income tax purposes.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on Cboe BZX Exchange, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems. Should you decide to purchase or sell shares in the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees (NTF) on many platforms.

Q.    Am I Being Asked to Vote on the Reorganization?

A.    No. Votes of the shareholders of the Target Fund are not required to approve the Reorganization under TPM’s Amended and Restated Agreement and Declaration of Trust, Delaware law or the 1940 Act.

Q.    Will the Reorganization affect the way my investments are managed?

A.    No. Convergence is also the investment adviser to the Acquiring Fund and the Acquiring Fund will be managed using the same investment objective and investment strategies currently used by the Target Fund.

Q.    Will the fees and expenses of the Acquiring Fund be lower than the fees and expenses of the Target Fund?

A.    Yes. The management fee of the Acquiring Fund will be 0.95% of the average daily net assets of the Acquiring Fund, which will be lower than the current management fee of 1.00% of the average daily net assets of the Target Fund. The Acquiring Fund is also expected to experience lower overall expenses as compared to the Target Fund because the Acquiring Fund will have a unitary fee structure under which the Acquiring Fund will pay a management fee to Convergence and Convergence will be responsible for paying operational expenses of the Fund. Currently, the Target Fund pays separate fees to Convergence for investment advisory services and to other service providers for operational expenses.

Q.    Are there any differences in risks between the Target Fund and the Acquiring Fund?

A.    Yes. While most of the risks of the Target Fund and the Acquiring Fund are the same, the Acquiring Fund is subject to certain risks unique to operating as an ETF. A comparison of the Target Fund risks and the Acquiring Fund risks may be found under “Additional Information About the Acquiring Fund and the Target Fund – Description of Principal Risks” in the enclosed Information Statement/Prospectus.

Q.    What are some features of ETFs that differ from mutual funds?

A.    The following are some unique features of ETFs as compared to mutual funds:

Transparency: The Acquiring Fund will be a transparent ETF that operate with full transparency to its portfolio holdings. Following the Reorganization, the Acquiring Fund, like other transparent ETFs, will make its portfolio holdings public each day. This holdings information, along with other information about the Acquiring Fund, will be found on the Convergence website at [ ].

Tax Efficiency: In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by the ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares.

Sales on an Exchange throughout the Day: ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade.

Sales only through a Broker at Market Price: Unlike a mutual fund’s shares, individual shares of ETFs, like the Acquiring Fund, are not purchased or sold at NAV. Individual Acquiring Fund shares may only be purchased and sold through a broker at market prices. The market price of the ETF may be higher or lower than the ETF’s NAV per share, and might not be the same as the ETF’s next calculated NAV at the close of the trading day. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like the Acquiring Fund, may trade at a price less than (discount) or greater than (premium) the fund’s NAV. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors, rather than an ETF’s NAV, which is calculated at the end of each business day.

Q.    When is the Reorganizations expected to occur?

A.    Convergence is anticipating a Reorganization date on or around [ ], 2022. This date could be delayed because some administrative conditions must be satisfied to implement the Reorganization. The Target Fund will publicly disclose updates on material developments throughout the process.

Q.     Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.    No. Shareholders of the Target Fund will not pay any sales load, commission or other similar fee in connection with the receipt of Acquiring Fund shares from the Reorganization.

Q.    Who will pay the costs in connection with the Reorganization?

A.    Convergence will pay all expenses incurred in connection with the Reorganization.

Q.    Will the Reorganization result in any U.S. federal tax liability to me?

A.    The Reorganization is designed to be treated as a tax-free reorganization for U.S. federal income tax purposes. However, as part of the Reorganization, some shareholders may receive cash compensation for fractional shares of the Target Fund that they hold. The redemption of these fractional shares will likely be a taxable event, albeit a small one.

Shareholders should consult their tax advisors about possible state, local, or foreign tax considerations with respect to the Reorganization, if any, because the information about tax consequences in this document relates to certain U.S. federal income tax consequences of the Reorganization only.

Q.    Can I purchase or redeem shares of the Target Fund before the Reorganization takes place?

A.    Yes. You can purchase Target Fund shares in a brokerage account through a broker until [ ], 2022. Shares of the Target Fund are not available for purchase directly from U.S. Bancorp Fund Services, LLC, the transfer agent to the Target Fund. You can redeem Target Fund shares until the day before the Reorganization occurs. That means your redemption order must be received by [ ], 2022. Any shares not redeemed before the date of the Reorganization, which we expect will be [ ], 2022, will be exchanged for shares of the Acquiring Fund.

Q.    What do I need to do to prepare for the Reorganization?

A.    Each broker that offers shares of the Target Fund will allow shareholders to hold shares of the Acquiring Fund after the Reorganization. While each broker that currently offers shares of the Target Fund will permit shareholders to hold Acquiring Fund shares in their account, certain brokers may restrict shareholders from purchasing additional Acquiring Fund shares for a period of time following the Reorganization. Please contact your broker for additional information.

Q.    Whom do I contact for further information?

A.    You can contact your financial advisor or other financial intermediary for further information. You also may contact Convergence at info@investcip.com.

Important additional information about the Reorganization is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT
QUESTIONS AND ANSWERS
This section contains a brief Q&A which provides information for you to determine if you need to take action with respect to your shareholder account prior to the Reorganization.

Q.    Will my brokerage account permit me to receive Acquiring Fund shares in connection with the Reorganization?

A.    Yes. The Target Fund is only offered through brokers that will allow shareholders of the Target Fund to receive Acquiring Fund shares in connection with the Reorganization. Please contact your broker or financial advisor if you have any questions about how your Target Fund shares will be treated before or after the Reorganization.

Q.    Will I be able to purchase additional shares of the Acquiring Fund in my brokerage account following the Reorganization?

A.    While each broker that currently offers shares of the Target Fund will permit shareholders to hold Acquiring Fund shares in their account, and most will allow shareholders to acquire additional Acquiring Fund shares following the Reorganization, certain brokers may restrict shareholders from purchasing additional Acquiring Fund shares for a period of time following the Reorganization. Please contact your broker for additional information.

Q.    What if I do not want to hold ETF shares?

A.    If you do not want to receive ETF shares in connection with the Reorganization, you may redeem your shares of the Target Fund prior to the Reorganization. The last day to redeem your shares of the Target Fund is [ ], 2022.

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INFORMATION STATEMENT/PROSPECTUS

Dated [ ], 2021

Convergence Long/Short Equity Fund

a series of Trust for Professional Managers

This Information Statement/Prospectus is being furnished to shareholders of the Convergence Long/Short Equity Fund (referred to as the “Target Fund”), a series of Trust for Professional Managers (“TPM”), in connection with the reorganization of the Target Fund into the Convergence Long/Short Equity ETF (referred to as “Acquiring Fund”), a newly-created series of TPM. The Target Fund and the Acquiring Fund may each be referred to individually as a “Fund” or together as the “Funds.”

The Board of Trustees (the “Board”) of TPM approved the Agreement and Plan of Reorganization (the “Plan”) under which:

1.the Target Fund, a series of TPM, will transfer all of its assets to the Acquiring Fund, a newly-created series of TPM, in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

2.the shares of the Acquiring Fund will be distributed to the shareholders of the Target Fund according to their respective interests in such Target Fund; and

3.the Target Fund will be liquidated and dissolved (the “Reorganization”).

A copy of the Plan is provided in Exhibit A hereto.

The shares of the Acquiring Fund received by the shareholders of the Target Fund in the exchange will be equal in aggregate NAV to the aggregate net asset of their shares of the Target Fund at the closing date of the Reorganization. The Reorganization is expected to be effective on or about [ ], 2022.

The Board, including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), believes that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. Furthermore, the Board, including a majority of the Independent Trustees, believes that the Reorganization is in the best interests of the Acquiring Fund. For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction for the Target Fund, the Acquiring Fund, and their shareholders. For some shareholders, there could be a small payment for the redemption of fractional shares of the Target Fund, and that would be taxable for U.S. federal income tax purposes.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Target Fund is a series of TPM, a Delaware statutory trust created under the laws of the state of Delaware, which is registered with the U.S. Securities and Exchange Commission (the “Commission” or the “SEC”) as an open-end management investment company. The Acquiring Fund is also a series of TPM. The Target Fund and the Acquiring Fund have identical investment objectives, investment strategies and investment restrictions. The principal office of TPM is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Target Fund and the Acquiring Fund are managed by Convergence Investment Partners, LLC (“Convergence”), located at 3801 PGA Boulevard, Suite 1001, Palm Beach Gardens, Florida 33410.

Shares of the Acquiring Fund will be listed for trading on Cboe BZX Exchange, Inc.

In preparation for the closing of the Reorganization, the last day to purchase shares of the Target Fund will be [ ], 2022. Redemption orders for Target Fund shares must be placed by [ ], 2022, or the Target Fund shares will be converted to Acquiring Fund shares. The Reorganization is expected to occur after the close of trading on [ ], 2022. The Acquiring Fund will be open for trading on [ ], 2022.

This Information Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before investing. A statement of additional information, dated [ ], 2021, relating to this Information Statement/Prospectus and the proposed Reorganization, is incorporated herein by reference and legally deemed to be a part of this Information Statement/Prospectus. The statement of additional information is also available upon request and without charge by calling (toll free) 877-677-9414 or writing to the Fund at: Convergence c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Additional information is available in the following materials:

•Prospectus dated March 30, 2021, as amended, for the Target Fund (“Target Fund Prospectus”), which is on file with the SEC (http://sec.gov) (File Nos. 333-62298 and 811-10401) (Accession No. 0000894189-21-001746);
•Statement of Additional Information dated March 30, 2021 for the Target Fund (“Target Fund SAI”), which is on file with the SEC (http://sec.gov) (File Nos. 333-62298 and 811-10401) (Accession No. 0000894189-21-001746);
•The Target Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2020 (the “Target Fund Annual Report”) which is on file with the SEC (http://sec.gov) (File No. 811-10401) (Accession No. 0000898531-21-000034).
•The Target Fund’s unaudited financial statements included in the Target Fund’s Semi-Annual Report to Shareholders for the fiscal period ended May 31, 2021 (the “Target Fund Semi-Annual Report”) which is on filed with the SEC (File No. 811-10401) (Accession No. 0000898531-21-000383).

Because the Acquiring Fund has not yet commenced operations, no annual or semi-annual report is available. The Target Fund Prospectus is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The Statement of Additional Information to this Information Statement/Prospectus also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The Target Fund Prospectus, Target Fund SAI, Target Fund Annual Report and Target Fund Semi-Annual Report are available at https://www.investcip.com/mutualfundstrategies.html. The Target Fund Prospectus has previously been delivered to Target Fund shareholders.

The prospectuses, statements of additional information, and the most recent annual or semi-annual shareholder report listed above, have been filed with the SEC and are available, free of charge, by (i) calling Convergence (toll free) at 877-677-9414, (ii) accessing the documents at the Fund’s website at https://www.investcip.com/mutualfundstrategies.html, or (iii) writing to the Fund at: Convergence c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. In addition, these documents may be obtained from the EDGAR database on the Commission’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov.

This Information Statement/Prospectus dated [ ], 2021, is expected to be mailed to shareholders of the Target Fund on or about [ ], 2021.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER

GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Information Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Information Statement/Prospectus, including the Plan relating to the Reorganization, a form of which is attached to this Information Statement/Prospectus as Exhibit A, the section titled “Additional Information About the Acquiring Fund” which is attached to this Information Statement/Prospectus as Exhibit B. For purposes of this Information Statement/Prospectus, the terms “shareholder”, “you”, and “your” refer to shareholders of the Target Fund.

What is happening to the Target Fund?

The Target Fund, which is currently operated as a mutual fund, will be converted into an ETF through the reorganization of the Target Fund into the Acquiring Fund, a newly-created series of TPM, that has the same investment objective and investment strategies as the Target Fund. As an ETF, the Acquiring Fund’s shares will be traded on Cboe BZX Exchange, Inc. The transaction between the Target Fund and the Acquiring Fund is referred to in this Information Statement/Prospectus as a “Reorganization.” The Reorganization will be accomplished in accordance with the Plan.

How will the Reorganization work?

Under the Plan, all of the assets of the Target Fund will be transferred to the Acquiring Fund, in exchange for shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the NAV of the Target Fund shares you held at the time of the Reorganization and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account. After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the closing date of the Reorganization, which is the specific date on which the Reorganization takes place. The closing date of the Reorganization is expected to occur after the close of business on or about [ ], 2022.

Why is the Reorganization happening and did the Board approve the Reorganization?

Convergence Investment Partners, LLC (“Convergence”), the investment adviser to both the Target Fund and the Acquiring Fund, proposed that the Target Fund be reorganized into the Acquiring Fund because the ETF structure of the Acquiring Fund may provide benefits, including with respect to the management of capital gains distributions. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. In addition, unlike the Target Fund, the Acquiring Fund will operate with full portfolio holdings transparency. The Acquiring Fund’s portfolio holdings will be made public each day and can be found on the Acquiring Fund’s website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine the Acquiring Fund’s portfolio holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders know exactly what companies the Acquiring Fund is investing in at all times. By contrast, in a mutual fund, the fund’s portfolio holdings are only required to be disclosed quarterly.

The Acquiring Fund will pursue the same investment objective and investment strategies as the Target Fund but in the ETF structure. Convergence will continue to serve as the investment adviser of the Acquiring Fund after the Reorganization and no change in portfolio managers will result from the Reorganization. The management fee of the Acquiring Fund will be 0.95% of the average daily net assets of the Acquiring Fund, which will be lower than the current management fee of 1.00% of the average daily net assets of the Target Fund. The Acquiring Fund is also expected to experience lower overall expenses as compared to the Target Fund because the Acquiring Fund will have a unitary fee structure under which the Acquiring Fund will pay a management fee to Convergence and Convergence will be responsible for paying operational expenses of the Fund. Currently, the Target Fund pays separate fees to Convergence for investment advisory services and to other service providers for operational expenses. The Board recognizes that as shareholders of an ETF after the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and selling Acquiring Fund shares that the shareholders did not experience as mutual fund shareholders. However, the Board believes that the benefits of the ETF structure outweigh these costs.

The Board, including all of the Independent Trustees, after careful consideration, have determined that the Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. The Board made this determination based on various factors that are discussed in this Information Statement/Prospectus, under the discussion of the Reorganization in the section titled “Information About the Reorganization – Reasons for the Reorganization.” Furthermore, the Board, including all of the Independent Trustees, has approved the Reorganization with respect to the Acquiring Fund. The Board has determined that the Reorganization is in the best interests of the Acquiring Fund.

How will the Reorganization affect me?

If the Reorganization is consummated, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. Upon completion of the Reorganization, you will own shares of the Acquiring Fund offered as an ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned when the Reorganization happened. Shares of the Acquiring Fund will be transferred to your brokerage account. Shares of the Acquiring Fund are not issued in fractional shares, so for some shareholders, fractional shares of the Target Fund may be redeemed at NAV immediately prior to the Reorganization resulting in a small cash payment, which will be taxable.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on Cboe BZX Exchange, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. A shareholder may pay brokerage or other charges determined by the shareholder’s financial intermediary, although ETFs do trade with no transaction fees (NTF) on many platforms, and incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV.

Who will bear the costs associated with the Reorganization?

Convergence will bear all costs incurred in connection with the Reorganization.

What are the U.S. federal income tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund must receive an opinion of Godfrey & Kahn, S.C. (“Godfrey & Kahn”), legal counsel to TPM, to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, the Target Fund or the Acquiring Fund will recognize gain or loss as a direct result of the Reorganization of the Target Fund (except with respect to cash received by a shareholder in lieu of fractional shares, if any), and the holding period and aggregate tax basis for the Acquiring Fund shares that you receive will be the same as the holding period and aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. Prior to the consummation of the Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes.

You should consult your tax advisor regarding the effect, if any, of the Reorganization, in light of your individual circumstances. You should also consult your tax advisor about state, local or foreign tax consequences. For more information about the tax consequences of the Reorganization, please see the section “Information About the Plan—What are the tax consequences of the Reorganization?”.

How do the Funds’ investment objectives, investment strategies, and investment policies compare?

The Target Fund and the Acquiring Fund have identical investment objectives. Each Fund’s investment objective is non-fundamental and may be changed by the sole action of the Board, without shareholder approval. The Target Fund and the Acquiring Fund employ identical principal investment strategies in seeking to achieve their respective investment objectives.

Investment Objectives and Investment Strategies

The investment objective of the Target Fund and the Acquiring Fund is to seek long-term capital growth. Each of the Target Fund and Acquiring Fund pursue their investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in long and short positions in equity securities of domestic companies. Each Fund focuses primarily on companies with medium and large market capitalizations, although each Fund may establish long and short positions in companies of any market capitalization.

Investment Policies and Restrictions

The Target Fund and the Acquiring Fund have adopted identical fundamental investment restrictions, which may not be changed without prior shareholder approval. The Target Fund’s fundamental investment restrictions are listed in the Target Fund’s SAI dated March 30, 2021, which is incorporated by reference into the statement of additional information relating to this Information Statement/Prospectus, and is available upon request. For further information please see “Additional Information About the Acquiring Fund and the Target Fund - How do the fundamental investment policies of the Funds compare?”.

What are the principal risks of an investment in the Funds?

An investment in the Target Fund or the Acquiring Fund involves risks common to most open-end funds. There is no guarantee against losses resulting from investments in the Funds, nor that the Funds will achieve their investment objectives. You may lose money if you invest in the Funds. The risks associated with an investment in the Target Fund and the Acquiring Fund are identical, except that the Acquiring Fund is subject to certain risks unique to operating as an ETF. The Acquiring Fund is subject to the following risks for an ETF:

ETF Risks. The Acquiring Fund is an ETF, and, as a result of an ETF’s structure it is exposed to the following risks:

*Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

*Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.

*Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

*Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for Shares than the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

*Trading. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.

For further information about the risks of investments in the Funds, see “Additional Information About the Acquiring Fund and the Target Fund - Comparison of the Funds’ Principal Risks” below.

How will the Reorganization affect my fees and expenses?

The management fee of the Acquiring Fund will be 0.95% of the average daily net assets of the Fund, which is lower than the current management fee of 1.00% of the average daily net assets of the Target Fund. In addition, the Acquiring Fund is expected to experience lower overall expenses as compared to the Target Fund because the Acquiring Fund will have a unitary fee structure under which the

Acquiring Fund will pay a management fee to Convergence and Convergence will be responsible for paying operational expenses of the Fund. Currently, the Target Fund pays separate fees to Convergence for investment advisory services and to other service providers for operational expenses.. A comparison of the fees and expenses of the Target Fund and Acquiring Fund is provided below under the heading, “Comparison of Some Important Features of the Funds - What are the fees and expenses of the Funds and what might they be after the Reorganization?”.

What are the distribution arrangements for the Funds?

The principal underwriter to the Target Fund is Quasar Distributors, LLC (“Quasar”), located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202. Foreside Fund Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, will serve as the principal underwriter to the Acquiring Fund. Quasar and Foreside are both controlled by Foreside Financial Group, LLC.

What are the Funds’ arrangements for purchases, exchanges and redemptions?

The Target Fund and the Acquiring Fund have different procedures for purchasing and redeeming shares. You may refer to Exhibit B of this Information Statement/Prospectus, under the section titled “How to Buy & Sell Shares” for the procedures applicable to purchases and sales of the shares of the Acquiring Fund, which are also summarized below. The Target Fund Prospectus provides information under the sections titled “Shareholder Information - How to Purchase Shares” and “Shareholder Information - How to Redeem Shares” with respect to the procedures applicable to purchases and sales of the shares of the Target Fund, which are also summarized below.

Shares of the Target Fund are available for purchase in a brokerage account through a broker. Shares of the Target Fund are not available for purchase directly from U.S. Bancorp Fund Services, LLC, the transfer agent to the Target Fund. Shareholders of the Target Fund may purchase or sell (redeem) shares of the Target Fund on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business by contacting their financial intermediary regarding purchase and redemption procedures.

The purchase price of a share of the Target Fund is its NAV per share. The NAV per share of the Target Fund is calculated after the close of the NYSE (normally, 4:00 p.m. Eastern Time) on each day the NYSE is open. Shares of the Target Fund will be priced at the public offering price, which is the NAV of the shares next determined after receipt of the investor’s order. The Target Fund reserves the right to reject any initial or subsequent investment request.

Unlike the Target Fund, individual shares of the Acquiring Fund are not purchased or sold at NAV. The Acquiring Fund will issue (or redeem) shares at NAV only to certain financial institutions that have entered into agreements with the Acquiring Fund’s distributor, Foreside, in large aggregated blocks known as “Creation Units.” The Acquiring Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Acquiring Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares of the Acquiring Fund are listed on the Cboe BZX Exchange, Inc., and individual Shares may only be purchased and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of the Acquiring Fund can be bought and sold during the day like shares of other publicly traded companies When buying or selling shares of the Acquiring Fund through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of the Acquiring Fund varies over time based on the Fund’s trading volume and market liquidity and is generally lower if the Acquiring Fund has a lot of trading volume and market liquidity and higher if the Acquiring Fund has little trading volume and market liquidity.

Neither the Target Fund nor the Acquiring Fund permits exchanges of shares of the Fund for shares of another fund.

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

How do the performance records of the Funds compare?

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations, and therefore, has no performance history predating the Reorganization. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of the Target Fund and continue the business of the Target Fund. Therefore, after the Reorganization, the Target Fund will remain the “accounting survivor.” This means that the Acquiring Fund will continue to show the historical investment performance and returns of the Target Fund (even after the Target Fund’s liquidation).

The historical performance of the Target Fund, as it is to be adopted by the Acquiring Fund, is shown below and will be included in the Acquiring Fund’s Prospectus. The performance information below demonstrates the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. Remember, the Target Fund’s past performance, before and after taxes, is not necessarily an indication of how the Target Fund or Acquired Fund will perform in the future.

Calendar Year Returns as of December 31

During the period shown in the bar chart, the best performance for a quarter was 15.83% (for the quarter ended March 31, 2012). The worst performance was -18.08% (for the quarter ended March 31, 2020).

Average Annual Total Returns (Periods Ended December 31, 2020)
	One Year	Five Years	Ten Years

Return Before Taxes	-6.87%	6.71%	9.70%
Return After Taxes on Distributions	-6.94%	3.82%	7.64%
Return After Taxes on Distributions and Sale of Fund Shares	-4.02%	4.67%	7.49%
Russell 3000® Total Return Index (reflects no deduction for fees, expenses or taxes)	20.89%	15.43%	13.79%

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRA”).

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

What are the fees and expenses of the Funds and what might they be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of the Target Fund for the fiscal year ended November 30, 2020 and the anticipated expenses of the Acquiring Fund during its first year of operation. The tables also show the pro forma expenses of the Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of [ ], 2021. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring Fund shares from the Reorganization.

	Target Fund	Acquiring Fund	Pro Forma—Acquiring Fund after Reorganization
Shareholder Fees (fees paid directly from your investment):	None	None	None

Annual Fund Operating Expenses for the Target Fund and the Acquiring Fund (expenses deducted from Fund assets)

	Target Fund (Convergence Long/Short Equity Fund)	Acquiring Fund (Convergence Long/Short Equity ETF)	Pro Forma—Acquiring Fund after Reorganization
Management Fee	1.00%	0.95%*	0.95%*
Other Expenses
Dividends and Interest on Short Positions**	0.89%	0.89%	0.89%
Remainder of Other Expenses	0.69%	0.00%	0.00%
Total Annual Fund Operating Expenses	2.58%	1.84%	1.84%
Fees Waived / Expenses Reimbursed	(0.19)%***	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver	2.39%	1.84%	1.84%

* The Acquiring Fund will have a unitary fee structure under which both operating expenses and management fees will be paid.

** “Dividends and Interest on Short Positions” reflect interest expense and dividends paid on borrowed securities. Interest expenses result from a Fund’s use of prime brokerage arrangements to execute short sales. Dividends paid on borrowed securities are an expense of short sales. These expenses are required to be treated as a Fund expense for accounting purposes and are not payable to Convergence. Any interest expense amount or dividends paid on securities sold short will vary based on a Fund’s use of those investments as an investment strategy best suited to seek the investment objective of the Fund.

*** Pursuant to an operating expense limitation agreement between Convergence and TPM, on behalf of the Target Fund, Convergence has agreed to waive its management fees and/or reimburse expenses of the Target Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Target Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, acquired fund fees and expenses, dividends or interest expenses on short positions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation, (collectively, “Excluded Expenses”)) do not exceed 1.50% of the Target Fund’s average daily net assets, through at least March 30, 2022, and subject thereafter to annual re-approval of the agreement by the Board. To the extent the Target Fund incurs Excluded Expenses, Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement is greater than 1.50%.

Target Fund liabilities to be assumed by the Acquiring Fund shall not include any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between TPM, on behalf of the Target Fund and Convergence (including any potential recoupment by Convergence of any fees or expenses of the Target Fund previously waived or reimbursed.

Expense Examples

This Example is meant to help you compare the cost of investing in the Acquiring Fund with the cost of investing in the Target Fund.

The Example assumes that you invest $10,000 in the Funds for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same (taking into account the Target Fund’s contractual expense limitation agreement in place for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs whether you redeem or hold your shares would be:

	1 Year	3 Years	5 Years	1 0 Years
Target Fund - Convergence Long/Short Equity Fund	$( )	$( )	$( )	$( )
Acquiring Fund - Convergence Long/Short Equity ETF	$( )	$( )	$( )	$( )
Pro Forma—Acquiring Fund after Reorganization	$( )	$( )	$( )	$( )

What are the Funds’ dividend payment policies and pricing arrangements?

Each Fund intends to make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. Each Fund will declare and pay income and capital gain distributions in cash.

The way that dividends are received differs between the Target Fund and Acquiring Fund. Shareholders of the Target Fund automatically receive all income dividends and capital gains distributions in additional shares of the Target Fund at NAV, unless a shareholder chooses to either (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash. Shareholders of the Acquiring Fund will receive all income dividends and capital gains distributions in cash, unless a shareholder’s broker provides an option for the reinvestment of dividends.

The Target Fund and Acquiring Fund have substantially the same procedures for calculating their share prices. The Funds determine their NAV per share after the close of the NYSE (normally, 4:00 p.m., Eastern Time). The Funds will not be priced on days that the NYSE is closed for trading. The Board has adopted identical policies and procedures for valuing the Funds’ portfolio assets. The Funds’ investments are valued at their current market value or, if market quotations are not readily available, at their fair value as determined in accordance with procedures adopted by the Board.

For more information about the Acquiring Fund pricing procedures, you may refer to “Exhibit B - Additional Information About the Acquiring Fund” in this Information Statement/Prospectus, under the section titled “Determination of Net Asset Value.”

Who manages the Funds?

The Investment Adviser

Convergence Investment Partners, LLC, a Delaware limited liability company located at 3801 PGA Boulevard, Suite 1001, Palm Beach Gardens, Florida 33410 has entered into an advisory agreement with both the Target Fund and the Acquiring Fund. Convergence is a registered investment adviser founded in November 2004 as QIS Advisors, LLC (“QIS Advisors”). On December 16, 2008, the firms’s name was changed to Mariner Quantitative Solutions, LLC. On January 27, 2011, the firm’s name was changed to Convergence Investment Partners, LLC. Since February 2005, Convergence has managed separate accounts and other pooled investment vehicles using a long/short investment strategy similar to the strategy implemented with the Funds. As of October 31, 2021, Convergence had approximately $224 million in assets under management. Convergence is majority-owned by Nile Capital Group, LLC, a Delaware limited liability company.

Subject to the overall supervision of the Board, Convergence manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of an investment advisory agreement between TPM and Convergence (the “Advisory Agreement”). Other than the unitary fee structure, there are no material differences between the Advisory Agreement of the Target Fund and the Acquiring Fund.

The Portfolio Managers
The Target Fund and the Acquiring Fund have the same portfolio managers. Mr. David J. Abitz and Mr. Justin Neuberg are each a portfolio manager of the Funds and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.
David J. Abitz, CFA, founded QIS Advisors, the predecessor firm to Convergence, in 2004. Mr. Abitz has more than two decades of investment experience and is the President and Chief Investment Officer of Convergence. Prior to founding Convergence, Mr. Abitz was Chief Investment Officer of the Custom Quantitative Solutions Group at M&I Investment Management Corporation from 2000 to 2004, where he managed the Marshall Equity Income Fund, Tax Efficient Portfolios, M&I High Dividend Income Portfolios and the M&I Long/Short Fund. Mr. Abitz began his career at M&I Investment Management Corporation as a fundamental equity research analyst and an equity trader. Mr. Abitz is a Chartered Financial Analyst with a BBA in Finance from the University of Wisconsin – Oshkosh and an MBA from the University of Wisconsin – Madison. He is a member of the Society of Quantitative Analysts, the Chicago Quantitative Alliance group, and the Chartered Financial Analyst (“CFA”) Society of South Florida.

Justin Neuberg, CFA, Portfolio Manager, joined Convergence in 2014. Mr. Neuberg has worked in the financial services industry since 2002 and has an extensive background in investment analytics. Prior to joining the firm, Mr. Neuberg was an analyst and portfolio strategist at Mariner Wealth Advisors from 2009 to 2013, where he was a member of the Mariner Assets Allocation Committee. Mr. Neuberg has a bachelor’s degree in physics from the University of Virginia and a Master of Business Administration degree with a concentration in finance from Georgetown University. Mr. Neuberg is a Chartered Financial Analyst with a professional certificate in finance from the University of California at San Diego. Mr. Neuberg is a member of the CFA Society of South Florida.
CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

Target Fund Operating Expense Limitation Agreement

Under the terms of an operating expense limitation agreement entered into by TPM, on behalf of the Target Fund, and Convergence, Convergence has contractually agreed to waive its management fees and/or reimburse expenses of the Target Fund to ensure that Total Annual Fund Operating Expenses (excluding any Excluded Expenses) do not exceed 1.50% of the Target Fund’s average daily net assets, through at least March 30, 2022, and subject thereafter to annual re-approval of the agreement by the Board. To the extent the Target Fund incurs Excluded Expenses, Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement is greater than 1.50%. The operating expense limitation agreement may be terminated only by, or with the consent of, the Board.

Target Fund Liabilities to be assumed by the Acquiring Fund shall not include any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between TPM, on behalf of the Target Fund, and Convergence (including any potential recoupment by Convergence of any fees or expenses of the Target Fund previously waived or reimbursed). Due to the unitary fee structure of the Acquiring Fund, Convergence has not entered into an operating expense limitation agreement with TPM, on behalf of the Acquiring Fund.

INFORMATION ABOUT THE REORGANIZATIONS

Reasons for the Reorganization

Convergence proposed that the Target Fund be reorganized into the Acquiring Fund because the ETF structure of the Acquiring Fund may provide benefits with respect to the management of capital gains distributions. In a mutual fund, such as the Target Fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and the redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by the ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares.

The Acquiring Fund will pursue the same investment objective and investment strategies as the Target Fund but have the risks and benefits of operating in the ETF structure. Convergence will continue as the investment adviser of the Acquiring Fund after the Reorganization and no change in portfolio managers will result from the Reorganization. In addition, the Acquiring Fund will have a lower management fee than the Target Fund. The Acquiring Fund is also expected to experience lower overall expenses as compared to the Target Fund under its unitary fee structure.

The Board considered the Reorganization and approved the Plan with respect to the Target Fund. In considering the Plan, the Board requested and received detailed information from Convergence regarding the Reorganization, including: (1) the specific terms of the Plan; (2) the investment objectives, investment strategies, and investment policies of the Target Fund and the Acquiring Fund; (3) comparative data analyzing the fees and expenses of the Funds; (4) the proposed plans for ongoing management, distribution, and operation of the Acquiring Fund; (5) the management, financial position, and business of Convergence and its affiliates; and (6) the impact of the Reorganization on the Target Fund and its shareholders.

With respect to the information listed above, the Board considered that, among other information: (1) the Reorganization was designed to be a tax-free reorganization and the shares of the Acquiring Fund that would be received by the shareholders of the Target Fund in the exchange will be equal in aggregate NAV to the aggregate NAV of their shares of the Target Fund as of the closing date of the Reorganization; (2) the investment objectives, strategies and policies of the Target Fund and the Acquiring Fund are identical; (3) the management fee of the Acquiring Fund is lower than the management fee of the Target Fund, and the Acquiring Fund is expected to experience lower overall expenses as compared to the Target Fund under its unitary fee structure; (4) the plans for the ongoing management, distribution, and operation of the Acquiring Fund as an ETF will benefit tax conscious shareholders; and (5) Convergence is the adviser of both the Target Fund and Acquiring Fund and the terms of the investment advisory agreements are materially the same other than with respect to the investment advisory fees. The Board also considered that the Reorganization met the conditions under Rule 17a-8 under the 1940 Act to be consummated without the vote of shareholders of the Target Fund or Acquiring Fund.

In approving the Reorganization with respect to the Target Fund, the Board, including all of the Independent Trustees, determined that (i) participation in the Reorganization is in the best interest of the Target Fund’s shareholders, and (ii) the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

In making these determinations, the Board, including all of the Independent Trustees, considered a number of factors, including the potential benefits and costs of the Reorganization to the shareholders of the Target Fund. These considerations included the following:

•The same investment adviser and portfolio managers that currently manage the Target Fund are expected to manage the Acquiring Fund following the closing of the Reorganization;

•The management fee of the Acquiring Fund is lower than the management fee of the Target Fund, and the Acquiring Fund is expected to experience lower overall expenses as compared to the Target Fund under its unitary fee structure;

•Other than with respect to the management fee, there are no material differences in the contractual terms of the Target Fund’s investment advisory agreement with Convergence as compared to the Acquiring Fund’s investment advisory agreement, and Convergence does not anticipate that the Reorganization will result in any decline in the level of services from the level of services that historically have been provided to the Target Fund;

•The investment objectives, investment strategies and investment policies of the Target Fund and the Acquiring Fund are identical;

•Convergence will bear all costs incurred in connection with the Reorganization;

•The ETF structure of the Acquiring Fund may provide benefits with respect to the management of capital gains distributions;

•All shareholders of the Target Fund hold their shares in a brokerage account that is permitted to hold Acquiring Fund shares;

•A vote of shareholders of the Target Fund is not required under TPM’s governing documents or the 1940 Act;

•Except with respect to any cash payment received in lieu of fractional shares, the Reorganization is intended to be tax-free for U.S. federal income tax purposes for shareholders of the Target Fund;

•The Acquiring Fund does not issue fractional shares so for some shareholders, fractional shares of the Target Fund will be redeemed at NAV immediately prior to the Reorganization and result in a small cash payment, which will be taxable for U.S. federal income tax purposes; and

•Shareholders of the Target Fund may redeem their shares of the Target Fund prior to the Reorganization if the shareholders do not wish to hold shares of an ETF.

Based upon their evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the Board, including all of the Independent Trustees, concluded that completing the Reorganization is in the best interests of the shareholders of the Target Fund and that no dilution of value would result to the shareholders of the Target Fund from the Reorganization.

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the form of the Plan, which is attached as Exhibit A to this Information Statement/Prospectus, for complete information about the Reorganization.

How will the Reorganization be carried out?

The Reorganization will take place after various conditions are satisfied, including the preparation of certain documents. TPM will determine a specific date, called the “closing date,” on which the Reorganization will take place. Under the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund effective on the closing date, which is scheduled to occur after the close of trading on [ ], 2021, but which may occur on an earlier or later date as TPM may determine. In exchange, TPM will issue shares of the Acquiring Fund that have an aggregate NAV equal to the dollar value of the assets delivered to the Acquiring Fund by the Target Fund and the Acquiring Fund will assume all of the liabilities of the Target Fund. TPM will distribute the Acquiring Fund shares it receives to the shareholders of the Target Fund. Each shareholder of the Target Fund will receive a number of Acquiring Fund shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Target Fund (and cash in lieu of fractional shares, if any). As soon as reasonably practicable after the transfer of its assets, the Target Fund will then terminate its existence as a separate series of TPM.

The parties may agree to amend the Plan to the extent permitted by law. If TPM and Convergence agree, the Plan may be terminated or abandoned at any time before the Reorganization. TPM, on behalf of the Target Fund or the Acquiring Fund, may terminate the Plan prior to the Reorganization if there has been a material breach of the Plan, if a condition to closing has not been met or if the Board determines that proceeding with the Plan is not in the best interests of the Target Fund or the Acquiring Fund.

TPM has made representations and warranties in the Plan that are customary in matters such as the Reorganization. The Plan contains a number of conditions precedent that must occur before the Target Fund or the Acquiring Fund is obligated to proceed with the Reorganization. One of these conditions requires that TPM shall have received a tax opinion as described below that the consummation of the Reorganization will not result in the recognition of gain or loss for U.S. federal income tax purposes for the Target Fund, the Acquiring Fund or their shareholders, except to the extent of any cash payments received by a shareholder in lieu of fractional shares. The receipt of a tax opinion is a condition of the Reorganization that cannot be waived.

Although shareholder approval of the Reorganization is not required and Convergence does not anticipate that the Reorganization will be terminated, if the Reorganization is terminated, shareholders of the Target Fund would be notified of the change and the Target Fund would continue to operate as a mutual fund series of TPM.

Who will pay the costs of the Reorganization?

Convergence will bear all costs incurred in connection with the Reorganization. These costs and expenses include professional fees, charges by service providers, costs related to the printing and mailing of the Information Statement/Prospectus, and applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from the Target Fund to the Acquiring Fund at the time of the Reorganization and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities.

What are the tax consequences of the Reorganization?

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.

The Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for U.S. federal income tax purposes. As a condition to the consummation of the Reorganization, Godfrey & Kahn will deliver an opinion (“Tax Opinion”) to TPM to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Target Fund and the Acquiring Fund) and the existing U.S. federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan, for U.S. federal income tax purposes:

•The Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to the reorganization” (within the meaning of Section 368(b) of the Code);

•Neither Fund will recognize any gain or loss as a direct result of the Reorganization;

•The Target Fund shareholders will not recognize any gain or loss on the exchange of their Target Fund shares for Acquiring Fund shares, except with respect to cash received in lieu of fractional shares, if any;

•The aggregate tax basis in Acquiring Fund shares that the Target Fund shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Target Fund shares the shareholder holds immediately before the Reorganization (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring Fund shares that the Target Fund shareholder receives pursuant to the Reorganization will include the holding period for the Target Fund shares the shareholder holds immediately before the Reorganization, provided that the shareholder holds the shares as capital assets at the time of the Reorganization; and

•The Acquiring Fund’s tax basis in the assets transferred by the Target Fund to the Acquiring Fund will be the same as the Target Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefore (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period) immediately after the Reorganization.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on (1) contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a
“passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of a taxable year (or a termination thereof), or (5) upon termination of a position. Neither of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it received and the amount of cash it received in lieu of fractional shares (if any).

The tax year of the Target Fund is expected to continue with the Acquiring Fund, and the capital gains, if any, resulting from portfolio turnover prior to the Reorganization will be carried over to the Acquiring Fund. If the Reorganization were to end the tax year of the Target Fund (which is not the intended or expected plan as of the date of this Information Statement/Prospectus), it would accelerate distributions to shareholders from the Target Fund for its short tax year ending on the Closing Date. Such distributions would be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. If determined necessary by the Funds, the Target Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization.

General Limitation on Losses. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Target Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for U.S. federal income tax purposes. The capital loss carryovers of the Target Fund will be available to offset future gains recognized by the Acquiring Fund. Capital losses of a Fund arising in taxable years beginning after December 22, 2010 may be carried forward by non-corporate taxpayers indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of the Reorganization, the Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Target Fund as a result of the Reorganization. Thus, the reorganization of the Target Fund into the Acquiring Fund is not expected to result in any limitation on the use by the Acquiring Fund of the Target Fund’s capital loss carryovers, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to the Target Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS

The Target Fund and the Acquiring Fund are each series of TPM. TPM is an open-end, registered management investment company and was organized as a Delaware statutory trust on May 29, 2001. TPM is a Delaware statutory trust (a “DST”) organized under the Delaware Statutory Trust Act (the “Delaware Act”). TPM’s operations are governed by its Amended and Restated Agreement and Declaration of Trust and its By-Laws (the “By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees. Because both the Target Fund and the Acquiring Fund are series of TPM, there are no material differences between the rights of shareholders of the Target Fund and shareholders of the Acquiring Fund.

Following the Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund equal in value to the shares of the Target Fund they hold. The Acquiring Fund shares will be credited to the Target Fund shareholder’s brokerage account and the shares of the Target Fund will be cancelled.

What are the capitalizations of the Funds?

The following tables set forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of [ ], 2021, and the unaudited pro forma combined capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Target Fund if the Reorganization had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as described, occurs.

	Convergence Long/Short Equity Fund (Target Fund)	Convergence Long/Short Equity ETF (Acquiring Fund)	Pro Forma Adjustments	Pro Forma – Acquiring Fund after Reorganization (estimated)
Net assets	$[ ]	$0	$0	[ ]
Total shares outstanding	[ ]	0	0	[ ]
Net asset value per share	$[ ]	$0	$0	$[ ]

The information in the capitalization tables above is for informational purposes only. There is no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Target Fund and Acquiring Fund is likely to be different at the closing date as a result of daily share purchase and redemption activity in the Target Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
AND THE TARGET FUND

Comparison of the Funds’ Investment Objectives and Principal Investment Strategies

The following summarizes the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund. Further information about the Target Fund’s and Acquiring Fund’s investment objectives and strategies are contained in the prospectus and SAI of the Target Fund, which are on file with the SEC and under “Exhibit B – Additional Information About the Acquiring Fund” in this Information Statement/Prospectus, which are on file with the SEC. The prospectus and SAI of the Target Fund are also incorporated herein by reference. The Target Fund Prospectus has previously been delivered to Target Fund shareholders.
The investment objectives of the Target Fund and the Acquiring Fund are identical. The investment objective of each Fund is to seek long-term capital growth.
The Target Fund and the Acquiring Fund employ the same principal investment strategies in seeking to achieve their respective objectives.
The Target Fund and the Acquiring Fund pursue their investment objectives by investing, under normal market conditions, at least 80% of their net assets (plus any borrowings for investment purposes) in long and short positions in equity securities of domestic companies. The Funds focuses primarily on domestic companies with medium and large market capitalizations, although the Funds may establish long and short positions in companies of any market capitalization. The Funds will hold long (purchase) securities that the Convergence believes will outperform the market, and will sell short securities expected to underperform the market.
The Target Fund and the Acquiring Fund intend to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 50% to 100%. Under normal market conditions, the Fund’s long positions may range from approximately 90% to 150% and its short positions may range from approximately 20% to 70%.
In identifying investments for the Target Fund and the Acquiring Fund, Convergence utilizes a proprietary stock ranking process. This stock ranking process is based on the philosophy that fundamentally sound companies are rewarded while fundamentally inferior companies are punished. Additionally, this process was designed to capture the best attributes of both quantitative and fundamental methods. Unlike traditional fundamental stock picking, quantitative management allows for broader coverage and increased data utilization. Convergence seeks to maximize return while minimizing the risk assumed by the Funds through a stock ranking process that measures what market participants are rewarding or punishing. Convergence systematically measures both current factor exposures for company stocks and the market’s factor preferences and tilts the portfolio towards stocks that are ranked highly from a fundamental perspective. The factors which Convergence employs include valuation, growth, momentum and quality. Convergence’s buy and sell decisions are primarily driven by this investment process. Each Fund targets a monthly rebalance during which all holdings are reviewed using the stock ranking process. As a result of this monthly rebalance, the Funds may have a high portfolio turnover rate.

Comparison of the Funds’ Principal Risks

The principal risks associated with an investment in the Target Fund and the Acquiring Fund are identical, except that the Acquiring Fund is subject to certain principal risks unique to operating as an ETF. The principal risks for the Target Fund and Acquiring Fund are identified below, followed by a description of each risk.

The Target Fund and the Acquiring Fund are both subject to the following principal risks: General Market Risk, Short Sales Risk, Management Risk, Recent Market Events Risk, Common Stock Risk, Large-Capitalization Company Risk, Medium-Capitalization Company Risk, Small- and Micro-Capitalization Company Risk, High Portfolio Turnover Rate Risk and Cybersecurity Risk.

Description of Principal Risks

General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Short Sales Risk. The value of a security sold short may increase prior to the scheduled delivery date, and because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss.

Management Risk. Investment strategies employed by Convergence in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic which has resulted in public health issues, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors, and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Large-Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium-Capitalization Company Risk. Medium-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

Small- and Micro-Capitalization Company Risk. Generally, small- and micro-capitalization companies have more potential for rapid growth. They also often involve greater risk than larger companies, and these risks are passed on to the Fund. These smaller-capitalization companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.

High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many registered funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under U.S. federal income tax laws. This could result in a higher U.S. federal income tax liability and may lower an investor’s after-tax return.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Additionally, the Acquiring Fund is subject to the following principal risk that the Target Fund is not subject to: ETF Risk.

ETF Risk. The Acquiring Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance equal to other investments could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for Shares than the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.

How do the fundamental investment policies of the Funds compare?

The fundamental investment policies of the Target Fund and the Acquiring Fund are identical and set forth below. Each Fund’s fundamental policies may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. Each Fund may not:

1.issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third (33 1/3%) of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;
2.underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);
3.purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);
4.purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;
5.make loans of money (except for the lending of its portfolio securities and purchases of debt securities consistent with the investment policies of the Fund);
6.with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer; with the exception that these restrictions do not apply to the Fund’s investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies); or
7.invest in the securities of any one industry if as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that (a) the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Where can I find more financial and performance information about the Funds?

More information about the Target Fund and the Acquiring Fund is included in: (i) the Target Fund Prospectus; (ii) Target Fund SAI; (iii) Target Fund Annual Report; (iv) the Target Fund Semi-Annual Report; and (v) the Statement of Additional Information dated [ ], 2021, relating to this Information Statement/Prospectus, which is incorporated by reference herein.

You may request free copies of the Target Fund Prospectus and Target Fund SAI (including any supplement thereto), by calling (toll free) at 877-677-9414, by accessing the documents at https://www.investcip.com/mutualfundstrategies.html, or by writing to Convergence c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. You may request free copies of the Acquiring Fund Prospectus, Statement of Additional Information, and the Statement of Additional Information relating to this Information Statement/Prospectus, by calling (toll free) at 877-677-9414, or by writing to Convergence c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

The Funds also file proxy materials, information statements, reports, and other information with the Commission in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the Commission’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PRINCIPAL SHAREHOLDERS

As of the date of this Information Statement/Prospectus, the Acquiring Fund was not operational and, therefore, had no shareholders. As of [ ], 2021, the officers and Trustees of TPM, as a group, owned or controlled less than 1% of the outstanding shares of the Target Fund. As of [ ], 2021, the following shareholders owned of record, or to the knowledge of the Target Fund, beneficially, 5% or more of the outstanding shares of the Target Fund:

Target Fund - Convergence Long/Short Equity Fund

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
[ ]	[ ]	[ ]	N/A	N/A
[ ]	[ ]	[ ]	N/A	N/A
[ ]	[ ]	[ ]	N/A	N/A

ADDITIONAL INFORMATION

Fund Administrator, Transfer Agent and Fund Accountant. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the accounting and administration services, dividend disbursing, and transfer agent for the Target Fund and the Acquiring Fund.

Custodian. U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is the custodian of the Target Fund and the Acquiring Fund’s investments.

Independent Registered Public Accounting Firm. [ ], serves as the independent registered public accounting firm to the Target Fund and the Acquiring Fund.

Shareholders Sharing the Same Address. Normally, if two or more shareholders share the same address, only one copy of the Information Statement/Prospectus is being delivered to that address, unless the Funds have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Acquiring Fund will deliver promptly a separate copy of the Information Statement/Prospectus to a shareholder at a shared address. Please call the transfer agent (toll free) at 877-677-9414 if you would like to receive a separate copy of the Information Statement/Prospectus.

FINANCIAL HIGHLIGHTS

The Acquiring Fund is new and has no performance history as of the date of this Information Statement/Prospectus. The Acquiring Fund will adopt the financial history, including the Financial Highlights, of the Target Fund following the Reorganization. The Financial Highlights information for the Target Fund is presented below as it will be adopted by the Acquiring Fund following the Reorganization.

The financial highlights table below shows the Target Fund’s financial performance information for the fiscal years ended November 30, 2016, 2017, 2018, 2019, and 2020 and for the six-month period ended May 31, 2021. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in the Target Fund (assuming you reinvested all distributions). Except for the information for the period ended May 31, 2021, this information has been audited by [•], the independent registered public accounting firm of the Target Fund, whose report, along with the Target Fund’s financial statements, are included in the Target Fund Annual Report, which is available free of charge upon request.

Per Share Data for a Share Outstanding Throughout Each Year

	Six Months Ended May 31,	Year Ended November 30,
	2021 (Unaudited)	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$14.03	$19.76	$19.83	$21.03	$18.47	$18.63

Income from investment operations:
Net investment income (loss)(1)	(0.03)	0.01	0.14	0.01	0.04	0.11
Net realized and unrealized gain on investments	3.41	(1.11)	0.65	1.47	3.32	0.93
Total from investment operations	3.38	(1.10)	0.79	1.48	3.36	1.04

Less distributions paid:
From net investment income	(0.04)	(0.13)	(0.07)	(0.04)	(0.18)	(0.07)
From net realized gains	—	(4.50)	(0.79)	(2.64)	(0.62)	(1.13)
Total distributions paid	(0.04)	(4.63)	(0.86)	(2.68)	(0.80)	(1.20)

Net Asset Value, End of Year	$17.37	$14.03	$19.76	$19.83	$21.03	$18.47

Total Return(2)	24.18%	-7.68%	4.72%	7.69%	18.81%	6.04%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$29,828	$22,537	$67,741	$112,861	$128,565	$125,815
Ratio of expenses to average net assets:
Before waiver, expense reimbursement(3)	2.72%	2.58%	2.18%	2.20%	2.11%	2.21%
After waiver, expense reimbursement(3)	2.16%	2.39%	2.18%	2.20%	2.11%	2.21%
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement	(0.89)%	(0.13)%	0.76%	0.03%	0.20%	0.65%
After waiver, expense reimbursement	-0.33%	0.06%	0.76%	0.03%	0.20%	0.65%
Portfolio turnover rate	176.88%	251.72%	239.08%	193.55%	214.61%	260.81%

(1)Per share net investment income was calculated using the daily average shares outstanding method.
(2)Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses. The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions, interest and broker expenses were 2.16% and 1.50%, 1.69% and 1.50%, 1.32% and 1.32%, 1.27% and 1.27%, 1.28% and 1.28%, 1.31% and 1.31% for the periods ended May 31, 2021, November 30, 2020, November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016, respectively.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [ ] day of [ ], 2021 by and between Trust for Professional Managers, a Delaware statutory trust ( “TPM”), on behalf of Convergence Long/Short Equity Fund, a separate series of TPM (the “Target Fund”), and TPM, on behalf of Convergence Long/Short Equity ETF, a separate series of TPM (the “Acquiring Fund”). Convergence Investment Partners, LLC, the investment adviser to the Target Fund and the Acquiring Fund (“Convergence”), joins this Agreement solely for purposes of Section 5.01, Section 8.04, Article IX and Section 10.02 hereof.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter a transaction upon the terms and conditions set forth in this Agreement which will consist of: (i) the transfer of the Assets (as defined in Section 1.02) of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Liabilities (as defined in Section 1.03) and shares of the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in Section 3.01), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund; all upon the terms and conditions as set forth in this Agreement (such transaction, the “Reorganization”);

WHEREAS, the parties intend (i) this Agreement to be, and adopt it as, a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that for United States federal income tax purposes the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder;

WHEREAS, the Target Fund and the Acquiring Fund are each separate series of TPM, which is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquiring Fund is newly organized for the purpose of acquiring the assets and assuming the liabilities of the Target Fund;

WHEREAS, the Acquiring Fund is, and will be at the time of Closing (as defined in Section 1.01), a shell series of TPM created for the purpose of acquiring the assets and assuming the liabilities of the Target Fund, and, prior to the Closing, will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations);

WHEREAS, the Target Fund currently owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code and the Acquiring Fund expects to qualify as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Board of Trustees of TPM (the “Board”), including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act, has determined that the Reorganization is in the best interests of the Target Fund and the Acquiring Fund and that interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board has reasonably determined that the Reorganization will not have a material adverse effect on the shareholders of each of the Target Fund and the Acquiring Fund participating in the Reorganization.

NOW, THEREFORE, in consideration of the mutual promises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

Article I. REORGANIZATION

Section 1.01 THE EXCHANGE.
Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver the Assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees to: (i) deliver to the Target Fund the number of full and fractional Acquiring Fund Shares determined by dividing: (A) the aggregate value of the Target Fund’s assets, net of the Target Fund Liabilities, computed in the manner and as of the time and date set forth in Section 2.01, by (B) the net asset value of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in Section 2.02; and (ii) assume the Target Fund Liabilities described in Section 1.03. Such transactions shall take place at the closing (the “Closing”) provided for in Section 3.01. If brokers or the transfer agent are not capable of holding fractional shares for Target Fund Shareholders (as defined in Section 1.04), the value of such fractional shares will be paid to the Target Fund Shareholders in cash in redemption of such fractional shares. The Target Fund and the Acquiring Fund agree that any payment of cash for fractional shares in accordance with this Agreement will be treated for United States federal income tax purposes as (x) a redemption of such fractional shares in exchange for cash, followed immediately by (y) an exchange of shares of the Target Fund for shares of the Acquiring Fund.

Section 1.02 ASSETS TO BE ACQUIRED.
The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by TPM, on behalf of the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 7.02 and other than the rights of TPM, on behalf of the Target Fund, under this Agreement (the “Assets”).

Section 1.03 LIABILITIES TO BE ASSUMED.
TPM, on behalf of the Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume all liabilities of the Target Fund existing at the Closing Date, whether or not set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to Section 5.02, and whether known or unknown (the “Target Fund Liabilities”). Target Fund Liabilities to be assumed by the Acquiring Fund shall not include any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between TPM, on behalf of the Target Fund, and Convergence (including any potential recoupment by Convergence of any fees or expenses of the Target Fund previously waived or reimbursed).

Section 1.04 LIQUIDATION OF TARGET FUND AND DISTRIBUTION OF ACQUIRING FUND SHARES.
On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be in exchange for the Target Fund shares and will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due Target Fund Shareholders; and the Target Fund will be dissolved and terminated as a separate series of TPM. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. For Target Fund Shareholders that have not delivered information concerning brokerage accounts to receive the Acquiring Fund Shares, Acquiring Fund Shares may be held by a transfer agent for the benefit of such Target Fund Shareholders pending delivery of brokerage account information.

Section 1.05 OWNERSHIP OF SHARES.
Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

Section 1.06 TRANSFER TAXES.

Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

Section 1.07 REPORTING RESPONSIBILITY.
Any reporting responsibility of TPM, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of TPM, on behalf of the Target Fund, up to and including the Closing Date.

Section 1.08 BOOKS AND RECORDS.
Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, transferred to the Acquiring Fund shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

Section 1.09 ACTION BY TPM.
TPM shall take all actions expressed herein as being the obligations of TPM, on behalf of the Acquiring Fund and on behalf of the Target Fund, as the case may be.

Article II. VALUATION

Section 2.01 VALUATION OF ASSETS.
The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.02 below, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

Section 2.02 VALUATION OF SHARES.
Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares (or cash in lieu of such fractional Acquiring Fund Shares as permitted under the circumstances set forth in Section 1.01), of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as provided in Section 2.01 above, reduced by the amount of the Target Fund Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

Section 2.03 DETERMINATION OF VALUE.
All computations of net asset value and the value of securities transferred under this Article II shall be made by U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, TPM’s accounting agent, in accordance with its regular practice and the requirements of the 1940 Act.

Article III. CLOSING AND CLOSING DATE

Section 3.01 CLOSING DATE.
Subject to the terms and conditions set forth herein, the Closing shall occur on [ ], or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the closing of regular trading on the New York Stock Exchange on the Closing Date.

Section 3.02 CUSTODIAN’S CERTIFICATE.
TPM, on behalf of the Target Fund, shall instruct the custodian for the Target Fund (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by TPM, on behalf of the Target Fund, shall be transferred and delivered by TPM, on behalf of the Target Fund, as of the Closing Date for the account of the Acquiring Fund.

Section 3.03 EFFECT OF SUSPENSION IN TRADING.
In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Target Fund or the Acquiring Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

Section 3.04 TRANSFER AGENT’S CERTIFICATE.
TPM, on behalf of the Target Fund, shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by the Target Fund Shareholder immediately prior to the Closing. TPM, on behalf of the Acquiring Fund, shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

Section 3.05 DELIVERY OF ADDITIONAL ITEMS.
At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

Section 3.06 FAILURE TO DELIVER ASSETS.
If TPM, on behalf of the Target Fund, is unable to make delivery pursuant to Section 3.02 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, TPM, on behalf of the Target Fund, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

Article IV. REPRESENTATIONS AND WARRANTIES

Section 4.01 REPRESENTATIONS OF TPM ON BEHALF OF THE TARGET FUND.

TPM, on behalf of the Target Fund, represents and warrants to TPM, on behalf of the Acquiring Fund, as follows:

(a)
TPM is a Delaware statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. TPM is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on TPM or the Target Fund. The Target Fund is a legally designated, separate series of TPM. TPM, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b)
TPM is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. TPM is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c)
The Registration Statement (as defined in Section 5.07) with respect to the Acquiring Fund and the Information Statement/Prospectus (as defined in Section 5.07) contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement, as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by TPM, on behalf of the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by TPM, on behalf of the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this Section 4.01(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Target Fund by TPM, on behalf of the Acquiring Fund, from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by TPM, with respect to the Target Fund, for use in the Registration Statement or any other materials provided by TPM, with respect to the Target Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)
TPM’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e)
The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by TPM, on behalf of the Target Fund, will not result in the violation of Delaware law, or any provision of TPM’s Amended and Restated Declaration of Trust (“Declaration of Trust”) or Amended and Restated Bylaws (“Bylaws”), or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which TPM is a party, on behalf of the Target Fund, or by which TPM, on behalf of the Target Fund, is bound, nor will the execution, delivery and performance of this Agreement by TPM, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which TPM is a party, on behalf of the Target Fund, or by which TPM, on behalf of the Target Fund, is bound.

(f)
TPM, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as the Target Fund Liabilities or in the statement of assets and liabilities as provided in Section 5.02 hereof.

(g)
No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to TPM’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of TPM, on behalf of the Target Fund, to carry out the transactions contemplated by this Agreement. TPM knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h)
The audited financial statements of the Target Fund for the fiscal year ended November 30, 2021, which have been audited by Cohen & Company, Ltd., have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i)
There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund for the fiscal year ended November 30, 2021, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of Fund assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in Section 4.01(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this Section 4.01(i), the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j)
There is not: (i) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (ii) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (iii) any amendment of TPM’s Declaration of Trust or Bylaws in a manner materially affecting the Target Fund; and (iv) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k)
As of the date hereof and at the Closing Date, all federal and other tax returns and reports (including dividend reporting and other tax-related reports) of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of TPM, on behalf of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l)
TPM is authorized to issue an unlimited number of Target Fund shares of beneficial interest, each with a par value of $0.001 per share. All issued and outstanding Target Fund shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (“1933 Act”), and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund shares will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in Section 3.04. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and have no outstanding securities convertible into any of the Target Fund shares.

(m)
At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to Section 1.02, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n)
(i) TPM, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of TPM, on behalf of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of TPM, on behalf of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by TPM, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)
The information to be furnished by TPM, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated is accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p)
For each taxable year since the Target Fund’s commencement of operations (in the case of the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date), the Target Fund has been, and will continue to be, a separate series of TPM treated as a separate corporation from each other series of TPM under Section 851(g) of the Code. The Target Fund has qualified, elected to qualify, and been eligible to be treated as a “regulated investment company” under the Code (a “RIC”) in respect of each taxable year since its commencement of operations (in the case of the taxable year that includes the Closing Date for that portion of such taxable year ending with the Closing Date); has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and is treated as and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date. For each taxable year since the Target Fund’s commencement of operations (in the case of the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date), the Target Fund has not been (and will not be), liable for any material income or excise tax under Section 852 or 4982 of the Code. As of the time of the Closing, the Target Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to the Target Fund.

(q)
No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by TPM, on behalf of the Target Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) and the Hart-Scott Rodino Act, which shall have been obtained on or prior to the Closing Date. No consent of or notice to any third party or entity other than notice to the Target Fund Shareholders is required for the consummation by TPM, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r)
Prior to the valuation of the Assets as of the Valuation Time, the Target Fund may declare a dividend and if so, shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, if any, for all taxable periods ending on or before the Closing Date, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forwards), if any, in all taxable periods or years ending on or before the Closing Date.

(s)
The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or a valid Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Fund Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by each Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

Section 4.02 REPRESENTATIONS OF TPM, ON BEHALF OF THE ACQUIRING FUND.
TPM, on behalf of the Acquiring Fund, represents and warrants to TPM, on behalf of the Target Fund, as follows:

(a)
TPM is a Delaware statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. TPM is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on TPM or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of TPM. TPM, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b)
TPM is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. TPM is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund. The Acquiring Fund has not commenced operations and will not do so until after the Closing; and immediately before the Closing, the Acquiring Fund will be a shell series of TPM, without assets (except the amount paid for the Initial Shares (as defined in Section 4.02(i) below) if it has not already been redeemed by that time) or liabilities, created for the purposes of acquiring the Assets, assuming the Target Fund Liabilities, if any, and continuing the Target Fund’s business.

(c)
The Registration Statement (as defined in Section 5.07) with respect to the Acquiring Fund and the Information Statement/Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement, as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund based on information provided in writing by TPM, on behalf of the Acquiring Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund based on information provided in writing by TPM, on behalf of the Acquiring Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this Section 4.02(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by TPM, on behalf of the Target Fund, from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by TPM, with respect to the Acquiring Fund, for use in the Registration Statement or any other materials provided by TPM in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)
TPM’s prospectus and statement of additional information relating to the Acquiring Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e)
The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by TPM, on behalf of the Acquiring Fund, will not result in the violation of, Delaware law, or any provision of TPM’s Declaration of Trust or the Bylaws, or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which TPM is a party, on behalf of the Acquiring Fund, or by which TPM, on behalf of the Acquiring Fund, is bound, nor will the execution, delivery and performance of this Agreement by TPM, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which TPM is a party, on behalf of the Acquiring Fund, or by which TPM, on behalf of the Acquiring Fund, is bound.

(f)
No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to TPM’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of TPM, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. TPM knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)
There has not been: (i) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (ii) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (iii) any amendment of TPM’s Declaration of Trust or Bylaws in a manner materially affecting the Acquiring Fund; and (iv) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(h)
The Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Closing as a RIC on Form 1120-RIC; until that time, the Acquiring Fund will take all steps necessary to ensure that it is eligible and qualifies for taxation as a RIC under Subchapter M; from and after its commencement of operations, the Acquiring Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such; assuming that the Target Fund will meet the requirements of Subchapter M for qualification as a RIC for the part of its taxable year through the Closing Date, the Acquiring Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax for each subsequent taxable year.

(i)
TPM is authorized to issue an unlimited number of Acquiring Fund shares of beneficial interest, each with a par value of $0.001 per share. There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment adviser of the Acquiring Fund or an affiliate thereof) to vote on the investment management agreement, distribution and service plan under Rule 12b-1 of the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(j)
At the Closing Date, the Acquiring Fund will have no assets and no liabilities. The Acquiring Fund has not commenced operations and will not commence operations until after the Closing Date. The Reorganization will be structured as a “shell reorganization” subject to U.S. federal income tax treatment under Section 368(a)(1)(F) of the Code. The Acquiring Fund is, and will be at the time of Closing, a new series of TPM created within the last twelve (12) months, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Entity prior to its commencement of operations. At the Closing Date, the Acquiring Fund will have good and marketable title to the Assets acquired from the Target Fund, and full right, power and authority to sell, assign, transfer and deliver such Assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(k)
(i) TPM, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of TPM, on behalf of the Acquiring Fund; and (iii) this Agreement constitutes a valid and binding obligation of TPM, on behalf of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by TPM, on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)
The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund shares will be duly and validly issued and will be fully paid and nonassessable by the Acquiring Fund.

(m)
The information to be furnished by TPM, on behalf of the Acquiring Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(n)
No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by TPM, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws and the Hart-Scott Rodino Act, which shall have been obtained on or prior to the Closing Date. No consent of or notice to any third party or entity is required for the consummation by TPM, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

Article V. COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

Section 5.01 OPERATION IN ORDINARY COURSE.
Subject to Sections 7.02 and 7.05, TPM, on behalf of the Target Fund, will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. In order to facilitate transfers of assets, Convergence may limit Fund transaction activity on behalf of the Target Fund for a period of up to five (5) days prior to the Closing Date.

Section 5.02 STATEMENT OF ASSETS AND LIABILITIES.
At least five (5) business days prior to the Closing Date, TPM, on behalf of the Target Fund, will prepare and deliver to the Acquiring Fund a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. TPM, on behalf of the Target Fund, will deliver at the Closing (1) a statement of Assets and Target Fund Liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of TPM, on behalf of the Target Fund.

Section 5.03 ACCESS TO BOOKS AND RECORDS.
Upon reasonable notice, TPM, on behalf of the Target Fund, shall make available to TPM’s officers and agents all books and records of the Target Fund and TPM, on behalf of the Acquiring Fund, shall make available to TPM’s officers and agents all books and records of TPM relating to the Acquiring Fund.

Section 5.04 ADDITIONAL INFORMATION.
The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

Section 5.05 CONTRACT TERMINATION.
TPM, on behalf of the Target Fund, will terminate all agreements to which TPM, on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Liabilities.

Section 5.06 FURTHER ACTION.
Subject to the provisions of this Agreement, TPM, on behalf of the Acquiring Fund and the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, TPM, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

Section 5.07 PREPARATION OF REGISTRATION STATEMENT.
TPM, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement on Form N-14 (the “Registration Statement”) relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include an Information Statement/Prospectus relating to the transactions contemplated by this Agreement (the “Information Statement/Prospectus”). At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

Section 5.08 TAX STATUS OF REORGANIZATION.
The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization of the Target Fund into the Acquiring Fund within the meaning of Section 368(a) of the Code.

Neither the Acquiring Fund nor the Target Fund (nor TPM, on behalf of either the Acquiring Fund or the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, TPM, on behalf of the Acquiring Fund and the Target Fund, will take such action, or cause such action to be taken, as is reasonably necessary to enable Godfrey & Kahn, S.C., U.S. federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Godfrey & Kahn, S.C.).

Section 5.09 REASONABLE BEST EFFORTS.
TPM, on behalf of the Acquiring Fund and the Target Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

Section 5.10 AUTHORIZATIONS.
TPM, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

Section 5.11 STATEMENT OF EARNINGS AND PROFITS.
As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

Section 5.12 INFORMATION STATEMENT.
TPM, on behalf of the Target Fund, agrees to mail to its respective shareholders of record, in sufficient time to comply with requirements as to notice thereof, the Information Statement/Prospectus contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act, and the rules and regulations thereunder.

Article VI. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of TPM, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by TPM, on behalf of the Acquiring Fund, of all the obligations to be performed by the

Acquiring Fund (or TPM, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

Section 6.01 All representations, covenants and warranties of TPM, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

Section 6.02 The Board has approved this Agreement with respect to the Target Fund.

Section 6.03 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

Article VII. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of TPM, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by TPM, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or TPM, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

Section 7.01 All representations, covenants and warranties of TPM, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

Section 7.02 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund may have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

Section 7.03 The Board has approved this Agreement with respect to the Acquiring Fund.

Section 7.04 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

Section 7.05 TPM, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Liabilities.

Article VIII. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to TPM, the Target Fund or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

Section 8.01    The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

Section 8.02    All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and/or exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

Section 8.03    The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of TPM with respect to the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

Section 8.04    As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Fund, the Target Fund, Convergence, or TPM or any of the trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

Section 8.05    TPM, on behalf of each of the Acquiring Fund and the Target Fund, shall have received an opinion of Godfrey & Kahn, S.C., tax counsel to the Acquiring Fund and the Target Fund (the “Tax Opinion”), substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes, the transactions contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes:

a.the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

b.no gain or loss will be recognized by the Target Fund upon the transfer of all of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization;

c.no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

d.no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for the Acquiring Fund Shares in the Reorganization (including fractional shares to which they may be entitled);

e.the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder (including fractional shares to which such Target Fund Shareholder may be entitled) pursuant to the Reorganization will be equal to the aggregate tax basis of the Target Fund Shares held by such Target Fund Shareholder immediately prior to the Reorganization;

f.the holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including fractional shares to which such Target Fund Shareholder may be entitled) will include the period during which the Target Fund shares surrendered in exchange therefor were held by such Target Fund Shareholder, provided that the Target Fund shares were held as a capital asset on the Closing Date;

g.the tax basis of each Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset immediately prior to the transfer thereof; and

h.the holding period of each Asset received by the Acquiring Fund will include the period during which that Asset was held by the Target Fund immediately prior to the Reorganization

No opinion will be expressed as to whether any gain or loss will be recognized (1) on assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of a taxable year (or a termination thereof), or (5) upon termination of a position. In addition, no opinion will be expressed as to any other federal, estate, gift, state, local, or foreign tax consequences that may result from the Reorganization.

Such opinion shall be based on customary assumptions, limitations and such representations as Godfrey & Kahn, S.C. may reasonably request of TPM, as well as the representations and warranties made in this Agreement which counsel may treat as representations and warranties made to it. The Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.05

Article IX. EXPENSES

Section 9.01 Except as otherwise provided herein, all expenses that are solely and directly related to the Reorganization contemplated by this Agreement will be borne and paid by Convergence, including but not limited to, costs related to the preparation and distribution of materials distributed to the Board. Such reorganization expenses include, but are not limited to: (a) costs and expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement including board materials and meetings; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) expenses associated with the preparation and filing of the Acquiring Fund’s registration statement on Form N-1A under the 1933 Act; (d) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Target Fund’s shareholders are resident as of the date of the mailing of the Information Statement/Prospectus to such shareholders; (e) postage; (f) printing; (g) accounting and auditing fees; and (h) legal fees including obtaining required opinions of counsel.

Section 9.02 Convergence agrees that all such fees and expenses so borne and paid, shall be paid directly by Convergence to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement will be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

Article X. TERMINATION; AMENDMENT

Section 10.01 This Agreement may be terminated by the mutual agreement of TPM, on behalf of each of the Acquiring Fund and the Target Fund. In addition, TPM, on behalf of either the Acquiring Fund or the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

a.a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b.a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met; or

c.a determination by the Board that proceeding with this Agreement is not in the best interests of the Acquiring Fund or the Target Fund.

Section 10.02 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Target Fund or the Acquiring Fund, TPM, or any trustee or officer of TPM. In such event, Convergence shall bear the expenses incurred by the Target Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in Section IX. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive, and Convergence shall be reimbursed for any payments made under this provision to the extent of any recovery received by the Target Fund or the Acquiring Fund for willful default.

Section 10.03 AMENDMENTS. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of TPM, on behalf of the Target Fund and the Acquiring Fund, as specifically authorized by the Board.

Article XI. LIMITATIONS OF LIABILITY; MISCELLANEOUS

Section 11.01 LIABILITY. The names “Trust for Professional Managers” and the “Board” refer respectively to TPM and the Trustees of the Board, as trustees but not individually or personally, acting from time to time under the Declaration of Trust which is hereby referred to and a copy of which is on file at the principal office of TPM. The obligations of TPM entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of TPM personally, but bind only TPM property, and all persons dealing with any class of shares of TPM must look solely to TPM property belonging to such class for the enforcement of any claims against TPM; provided, however, this provision shall not be construed to protect any Trustee or officer of TPM from liability in violation of Sections 17(h) and 17(j) of the 1940 Act.

Section 11.02 HEADINGS.
The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 11.03 COUNTERPARTS & SIGNATURES.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

Section 11.04 GOVERNING LAW.
This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law.

Section 11.05 SUCCESSORS & ASSIGNS.
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Section 11.06 VALIDITY.
Each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting the remainder of such provision or term or the remaining provisions or terms of this Agreement.

Section 11.07 FURTHER ASSURANCES.
The parties agrees to use its best efforts to take any action, execute or deliver any document, and to do all things necessary and appropriate under the provisions of this Agreement and under applicable Law to consummate and make effective the transactions contemplated by this Agreement.

Section 11.08 TPM, on behalf of the Acquiring Fund and the Target Fund, agrees that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

Article XII. NOTICES

All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to TPM (on behalf of either the Target Fund or the Acquiring Fund):
Trust for Professional Managers
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
Attention: Jay S. Fitton
Telephone: (513) 629-8104
Email: jay.fitton@usbank.com

With copies (which shall not constitute notice) to:

Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
Attention: Christopher M. Cahlamer
Telephone: (414) 287-9338
Email: ccahlamer@gklaw.com

If to Convergence:

Convergence Investment Partners, LLC
3801 PGA Boulevard, Suite 1001
Palm Beach Gardens, Florida 33410
Attention: David J. Abitz
Telephone: (561) 494-8001
Email: David.Abitz@investcip.com

[Signature page follows.]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Trust for Professional Managers, on behalf of: Trust for Professional Managers, on behalf of:
Convergence Long/Short Equity Fund (the Convergence Long/Short Equity ETF (the
Target Fund) Acquiring Fund)

By:_____________________________________ By:___________________________________
Name: John P. Buckel Name: John P. Buckel
Title: President and Principal Executive Officer         Title: President and Principal Executive Officer

Convergence Investment Partners, LLC, solely
with respect to Section 5.01, Section 8.04,
Article IX and Section 10.02 hereof

By:_____________________________________

Name: David J. Abitz
Title: President and Chief Investment Officer

Exhibit B

Additional Information About the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to a “Fund” in this Exhibit B refer to the Acquiring Fund.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective. The investment objective of the Fund is to seek long-term capital growth.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in long and short positions in equity securities of domestic companies. The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization. The Fund generally considers companies with medium and large market capitalizations to be those companies that comprise the upper half of the Russell 3000® Total Return Index. The Fund will hold long (purchase) securities that Convergence believes will outperform the market, and will sell short securities expected to underperform the market.

The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 50% to 100% of the Fund’s total assets. Under normal market conditions, the Fund’s long positions may range from approximately 90% to 150% of the Fund’s total assets and its short positions may range from approximately 20% to 70% of the Fund’s total assets. With a long position, the Fund purchases a security outright, while with a short position, the Fund sells a security that it has borrowed. When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where Convergence believes a security’s price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. The Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets.

Investment Selection Process
In making investment decisions for the Fund, Convergence utilizes a proprietary stock ranking process. This stock ranking process is based on the philosophy that fundamentally sound companies are rewarded while fundamentally inferior companies are punished. Additionally, this process was designed to capture the best attributes of both quantitative and fundamental methods. Unlike traditional fundamental stock picking, quantitative management allows for broader coverage and increased data utilization. Convergence seeks to maximize return while minimizing the risk assumed by the Fund through a stock ranking process that measures what market participants are rewarding or punishing. Convergence systematically measures both current factor exposures for company stocks and the market’s factor preferences and tilts the portfolio towards stocks that are ranked highly from a fundamental perspective. The factors which Convergence employs include valuation, growth, momentum and quality. Convergence’s buy and sell decisions are primarily driven by this investment process. The Fund targets a monthly rebalance during which all holdings are reviewed using the stock ranking process. As a result of this monthly rebalance, the Fund may have a high portfolio turnover rate.

General Investment Policies of the Fund
Change in Investment Objective and Strategies. The Fund’s investment objective and principal investment strategies may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders. The Fund will not make any changes in its investment policy of investing at least 80% of net assets (plus borrowings for investment purposes) in long and short positions in equity securities of domestic companies without providing shareholders with at least 60 days’ prior written notice of the change in its investment policy and changing the Fund’s name.

Non-Principal Investment Strategies; Securities Lending. The Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Non-Principal Investment Strategies; Investments in Foreign Securities. The Fund may invest in foreign companies, typically through the sale and purchase of American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held by a U.S. bank or similar financial institution as depository. ADRs are denominated in U.S. dollars.

Temporary Strategies; Cash or Similar Investments. For temporary defensive purposes, Convergence may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of mutual funds or ETFs, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in the Fund not achieving its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, unless stated otherwise, regardless of the order in which it appears. The principal risks of investing in the Fund are:

•Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.

•Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. Common stock, or common stock equivalents, of any given issuer, are generally exposed to greater risk than preferred stocks and debt obligations of the issuer because common stock, or equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stock, bonds and other creditors of such issuers.

•ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

▪Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

▪Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.

▪Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

▪Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for Shares than the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

▪Trading. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.

•Foreign Securities Risk. As a non-principal strategy, the Fund may invest in foreign securities, typically through the purchase and sale of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security. Investing in foreign securities poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Income earned on foreign securities may be subject to foreign withholding taxes. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in a foreign currency. As a result, changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

•General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, or sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company. As a result of this volatility, many of the following risks associated with an investment in the Fund may be increased. Continuing market problems may have adverse effects on the Fund. Political and diplomatic events within the U.S. may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. Additionally, geopolitical conflicts, continue to be ongoing risks to future growth. Markets may react strongly to changes in these policies, which could increase volatility.

•High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. These potentially higher taxes and increased brokerage commission costs may reduce a shareholder’s after-tax return on an investment in the Fund.

•Large-Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Management Risk. The ability of the Fund to meet its investment objective is directly related to Convergence’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of Convergence’s research, analysis and asset allocation among portfolio securities. If Convergence’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

•Medium-Capitalization Company Risk. The medium-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

•Recent Market Events Risk. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors rising inflation and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. While several countries, including the U.S. have begun to lift public health restrictions in efforts to reopen their respective economies, the outbreak of the Delta variant has led to the renewal of health mandates by local governments and businesses, reduced hiring efforts by employers, event cancellations and additional travel restrictions, supply chain shortages, cessation of return-to-office plans and overall economic slowdown. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time. Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

•Securities Lending Risk. The Fund may lend securities from its portfolio as a non-principal strategy. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

•Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales. In addition, the Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means or if the borrowed securities appreciated in value from the date that the Fund first borrowed them. Moreover, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the dividend that the Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, the Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

•Small- and Micro-Capitalization Company Risk. Generally, small- and micro-capitalization companies have more potential for rapid growth. They also often involve greater risk than larger companies, and these risks are passed on to the Fund. These smaller-capitalization companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Small-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a small-cap company’s stock, it may have to sell at a lower price than Convergence might prefer, or it may have to sell in smaller than desired quantities over a period of time. Given these risks, an investment in the Fund may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

Portfolio Holdings Information
Information about the Fund’s daily portfolio holdings is available at www.investcip.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Management of the Fund

Convergence
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with Convergence Investment Partners, LLC, a Delaware limited liability company located at 3801 PGA Boulevard, Suite 1001, Palm Beach Gardens, Florida 33410. For the services it provides the Fund, the Fund pays Convergence a unified management fee at an annual rate of 0.95% of the Fund’s average daily net assets. Under the Advisory Agreement, Convergence manages the Fund’s investments subject to the supervision of the Board of Trustees. Prior to the Reorganization, Convergence entered into an advisory agreement with the Trust, on behalf of the Predecessor Fund, pursuant to which the Predecessor Fund paid Convergence 1.00% of the Fund’s average daily net assets. The management fee paid by the Predecessor Fund was not a unified management fee. For the fiscal year ended November 30, 2020, Convergence received management fees of 0.81% (net of fee waivers) of the Predecessor Fund’s average daily net assets. Under the Advisory Agreement, Convergence has agreed to pay all expenses of the Fund except interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to Convergence.

Convergence is a registered investment adviser founded in November 2004 as QIS Advisors, LLC (“QIS Advisors”). On December 16, 2008, the name of Convergence was changed to Mariner Quantitative Solutions, LLC. On January 27, 2011, the name of Convergence was changed to Convergence Investment Partners, LLC. Since February 2005, Convergence has managed separate accounts and other pooled investment vehicles using a long/short investment strategy similar to the strategy implemented with the Fund. As of October 31, 2021, Convergence had approximately $224 million in assets under management. Convergence is majority-owned by Nile Capital Group, LLC, a Delaware limited liability company.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement will be included in the Fund’s next annual or semi-annual report to shareholders.

The Fund, as a series of TPM, does not hold itself out as related to any other series of TPM for purposes of investment and investor services, nor does it share the same investment adviser with any other series of TPM.

Portfolio Managers
Mr. David J. Abitz and Mr. Justin Neuberg are each a portfolio manager of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.

David J. Abitz, CFA, founded QIS Advisors, the predecessor firm to Convergence, in 2004. Mr. Abitz has more than two decades of investment experience and is the President and Chief Investment Officer of Convergence. Prior to founding Convergence, Mr. Abitz was Chief Investment Officer of the Custom Quantitative Solutions Group at M&I Investment Management Corporation from 2000 to 2004, where he managed the Marshall Equity Income Fund, Tax Efficient Portfolios, M&I High Dividend Income Portfolios and the M&I Long/Short Fund. Mr. Abitz began his career at M&I Investment Management Corporation as a fundamental equity research analyst and an equity trader. Mr. Abitz is a Chartered Financial Analyst with a BBA in Finance from the University of Wisconsin – Oshkosh and an MBA from the University of Wisconsin – Madison. He is a member of the Society of Quantitative Analysts, the Chicago Quantitative Alliance group, and the Chartered Financial Analyst (“CFA”) Society of South Florida.

Justin Neuberg, CFA, Portfolio Manager, joined Convergence in 2014. Mr. Neuberg has worked in the financial services industry since 2002 and has an extensive background in investment analytics. Prior to joining the firm, Mr. Neuberg was an analyst and portfolio strategist at Mariner Wealth Advisors from 2009 to 2013, where he was a member of the Mariner Assets Allocation Committee. Mr. Neuberg has a bachelor’s degree in physics from the University of Virginia and a Master of Business Administration degree with a concentration in finance from Georgetown University. Mr. Neuberg is a Chartered Financial Analyst with a professional certificate in finance from the University of California at San Diego. Mr. Neuberg is a member of the CFA Society of South Florida.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of securities in the Fund.

Shareholder Information

How to Buy & Sell Shares
The Fund issues and redeems shares of the Fund (“Shares”) at net asset value (“NAV”) only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by Foreside Fund Services, LLC (the “Distributor”), the Fund’s distributor, and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell individual Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of the Fund varies over time based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity.

Because of the costs of buying and selling Fund shares, frequent trading may reduce investment return and an investment in the Fund may not be advisable for investors who anticipate regularly making small investments.

Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to adopt a written policy restricting frequent trading in the Fund, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value
The Fund’s NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the Fund’s NAV, portfolio securities are valued using current market values or official closing prices, if available. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below). The Fund’s NAV is calculated at the close of regular trading of the NYSE (which is generally 4:00 p.m., Eastern time). The Fund’s NAV will not be calculated on days on which the NYSE is closed for trading. If the NYSE closes early, the Fund will calculate it’s NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Fair Value Pricing
The Board has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, the Fund will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.

Dividends, Distributions, and Taxes

Dividends and Distributions
The Fund intends to make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. The Fund will declare and pay income and capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. If it meets certain minimum distribution requirements, a RIC is not subject to federal income tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units ( AP’s only).

Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize investment income and/or capital gains or losses that it might not have realized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Taxes on Distributions
For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income or qualified dividend income. A portion of dividends received from the Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporations. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported to shareholders. by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s investment strategies may prevent the Fund’s income from being eligible for treatment as qualified dividend income in the hands of non-corporate shareholders or eligible for the dividends-received deduction for corporate shareholders. Since the Fund invests in fixed-income securities, it is not expected that the dividends received from the Fund will be eligible for treatment as qualified dividend income in the hands of non-corporate shareholders or eligible for the dividends-received deduction for corporate shareholders.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8% on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares) but exempt-interest dividends are not taken into account. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When Shares Are Sold on the Exchange
Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares and disallowed to the extent of the amount of exempt-interest dividends received by the shareholder with respect to such Shares. The ability to deduct capital losses may be limited.

Tax Considerations
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Tax Matters” in the SAI.

Premium/Discount Information
The Fund is new and therefore does not have any information regarding how often Shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund.

STATEMENT OF ADDITIONAL INFORMATION
Dated [ ], 2021
Trust for Professional Managers (“TPM”)

Acquisition of All of the Assets and Liabilities of

Convergence Long/Short Equity Fund
(a series of TPM):

By and in exchange for shares of

Convergence Long/Short Equity ETF
(a series of TPM)

This Statement of Additional Information (“SAI”) is being furnished to shareholders of the Convergence Long/Short Equity Fund (the “Target Fund”), a series of TPM, in connection with the reorganization of the Target Fund into the Convergence Long/Short Equity ETF (the “Acquiring Fund”), a newly-created series of TPM as described in the Information Statement/Prospectus (the “Reorganization”).

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission (http://sec.gov) and is incorporated by reference herein (is legally considered to be part of this SAI):

1.The Statement of Additional Information for the Target Fund, dated March 30, 2021 (“Target Fund SAI”) (File Nos. 333-62298 and 811-10401) (Accession No. 0000894189-21-001746);
2.The Target Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Targeted Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2020 (the “Target Fund Annual Report”) (File No. 811-10401) (Accession No. 0000898531-21-000034); and
3.The Target Fund’s unaudited financial statements included in the Target Fund’s Semiannual Report to Shareholders for the period ended May 31, 2021 (the “Target Fund Semiannual Report”) (File No. 811-10401) (Accession No. 0000898531-21-000383).

Because the Acquiring Fund was newly-created for the purposes of this Reorganization, the Acquiring Fund has not published annual or semi-annual shareholder reports. The Acquiring Fund is a newly-created shell series of TPM with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund. The Target Fund Annual Report has previously been transmitted to Target Fund shareholders.

This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated [ ], 2021, relating to the Reorganization. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to Convergence c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by accessing the documents at the Target Fund’s website at https://www.investcip.com/mutualfundstrategies.html or by calling (toll free) 877-677-9414.

Supplemental Financial Information
Tables showing the fees and expenses of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the “What are the fees and expenses of the Funds and what might they be after the Reorganization?” section in the Information Statement/Prospectus. The Reorganization will not result in a material change the Target Fund’s investment portfolio due to the investment objectives, strategies and restrictions of the Target Fund being identical to the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included. There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the Acquiring Fund.

1

PART C

OTHER INFORMATION

Item 15. Indemnification:

Reference is made to Article X of the Registrant’s Amended and Restated Declaration of Trust, filed as Exhibit 1(b) hereto, which is set forth below:

Section 10.01 Limitation of Liability.

Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or the Shareholders for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Trust, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust hereunder.

Section 10.02 Indemnification.

(a)Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)No indemnification shall be provided hereunder to a Covered Person:

(i)who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Section 10.03 Shareholders.

In case any Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 16. Exhibits:
(1)Declaration of Trust.
a.Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A with the SEC on April 18, 2008, and is incorporated by reference.
b.Amended and Restated Declaration of Trust was previously filed with Registrant’s Post-Effective Amendment No. 744 to its Registration Statement on Form N-1A with the SEC on September 25, 2020, and is incorporated by reference.
(2)Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 140 to its Registration Statement on Form N-1A with the SEC on June 22, 2009, and is incorporated by reference.
(3)Not Applicable.
(4)Agreement and Plan of Reorganization filed herein as Appendix A.
(5)Reference is made to Exhibits (1) and (2) herein.
(6)Investment Advisory Agreement — To be Filed by Amendment.
(7)ETF Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 758 to its Registration Statement on Form N-1A with the SEC on March 3, 2021, and is incorporated herein by reference.
a.Novation Agreement to ETF Distribution Agreement — To be Filed by Amendment.
b.First Amendment to ETF Distribution Agreement — To be Filed by Amendment.
(8)Bonus or Profit Sharing Contracts — Not Applicable.
(9)
a.Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 758 to its Registration Statement on Form N-1A with the SEC on March 3, 2021, and is incorporated herein by reference.
b.First Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 783 to its Registration Statement on Form N-1A with the SEC on September 15, 2021, and is incorporated herein by reference.

c.Second Amendment to the Custody Agreement — To be Filed by Amendment.
(10)
a.Rule 12b-1 Plan - Not Applicable.
b.Rule 18f-3 - Not Applicable.
(11)Opinion and Consent of Counsel — To be Filed by Amendment.
(12)Opinion of Counsel regarding certain tax matters — To be Filed by Amendment.
(13)
a.Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 758 to its Registration Statement on Form N-1A with the SEC on March 3, 2021, and is incorporated herein by reference.
b.First Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 783 to its Registration Statement on Form N-1A with the SEC on September 15, 2021, and is incorporated herein by reference.
c.Second Amendment to the Fund Servicing Agreement — To be Filed by Amendment.
(14)Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(15)Not Applicable.
(16)Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 756 to its Registration Statement on Form N-1A with the SEC on February 12, 2021, and is incorporated by reference.
(17)
a.Proxy Card is filed herein and appears following the Proxy Statement/Prospectus.
b.Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 672 to its Registration Statement on Form N-1A with the SEC on December 19, 2018, and is incorporated by reference.
c.Code of Ethics for Fund and Adviser was previously filed with Registrant’s Post-Effective Amendment No. 684 to its Registration Statement on Form N-1A with the SEC on March 28, 2019, and is incorporated by reference.
d.Code of Ethics for Principal Underwriter - not applicable per Rule 17j-1(c)(3).

Item 17. Undertakings:

1.The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
2.The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
3.The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 through an amendment to this registration statement within a reasonable time after the closing of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant in the City of Milwaukee and State of Wisconsin, on the 12th day of November, 2021.

TRUST FOR PROFESSIONAL MANAGERS

By: /s/ John P. Buckel
John P. Buckel
President and Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on November 12, 2021.

Signature	Title
Joseph C. Neuberger* Joseph C. Neuberger	Chairperson and Interested Trustee
Michael D. Akers* Michael D. Akers	Independent Trustee
Gary A. Drska* Gary A. Drska	Independent Trustee
/s/ John P. Buckel John P. Buckel	President and Principal Executive Officer
Jennifer A. Lima* Jennifer A. Lima	Vice President, Treasurer and Principal Financial and Accounting Officer
* By: /s/ John P. Buckel
John P. Buckel
* Attorney-in-Fact pursuant to Power of Attorney previously filed with Registrant’s Post-Effective Amendment No. 756 to its Registration Statement on Form N-1A with the SEC on February 12, 2021, and is incorporated by reference.